UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2016

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and certain of its subsidiaries, unless otherwise noted.

Item 1.01. Entry into a Material Definitive Agreement.

Closing of Offerings of Senior Notes due 2021 and 2026

On February 3, 2016, we completed the offerings of $400,000,000 aggregate principal amount of our 4.25% Senior Notes due 2021, or the 2021 Notes, and $350,000,000 aggregate principal amount of our 5.25% Senior Notes due 2026, or the 2026 Notes, and together with the 2021 Notes, the Notes, in underwritten public offerings. Each series of Notes was issued under a separate supplemental indenture, each dated as of February 3, 2016, or the Supplemental Indentures, to an indenture, dated as of February 3, 2016, or the Base Indenture, and, together with the Supplemental Indentures, the Indenture, between us and U.S. Bank National Association. Each series of Notes is our senior unsecured obligation. Each series of Notes contains certain restrictive financial and operating covenants, including covenants that restrict our ability to incur debts, including debts secured by mortgages on our properties, in excess of calculated amounts, and requires us to maintain various financial ratios.

The 2021 Notes and the 2026 Notes bear interest at the rate of 4.25% and 5.25% per annum on the principal amount of the 2021 Notes and the 2026 Notes, respectively, payable semi-annually in arrears on February 15 and August 15 of each year. Interest will accrue on the Notes from February 3, 2016, and the first interest payment date will be August 15, 2016. The 2021 Notes and the 2026 Notes will mature on February 15, 2021 and February 15, 2026, respectively, unless previously redeemed.  We may redeem the Notes at our option in whole at any time or in part from time to time prior to maturity, at a redemption price equal to the outstanding principal amount of the Notes being redeemed plus accrued and unpaid interest and a make-whole amount set forth in the Indenture.  The make-whole amount will equal zero if the 2021 Notes are redeemed on or after November 15, 2020 or the 2026 Notes are redeemed on or after August 15, 2025.

The foregoing description of the Indenture, including the description of covenants and events of default contained therein, is not complete and is subject to and qualified in its entirety by reference to the Base Indenture and the Supplemental Indentures, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Entry into additional Sonesta Management Agreements

On February 1, 2016, our taxable REIT subsidiary entered long term management agreements, or the Management Agreements, with Sonesta International Hotels Corporation, or Sonesta, for two limited service hotels in Cleveland, Ohio that we acquired on February 1, 2016.  Under the terms of the Management Agreements, the hotels are being rebranded as Sonesta ES Suites® hotels.

The Management Agreements have been added to our Pooling Agreement with Sonesta, or the Pooling Agreement, as a result of which our management agreements with Sonesta for 33 hotels we own will be pooled under that agreement.  The terms of the Management Agreements are substantially the same as those contained in our existing pooled management agreements with Sonesta relating to limited service hotels.  The principal terms of our existing pooled management agreements with Sonesta and the Pooling Agreement are described in Notes 6 and 9 to our Consolidated Financial Statements in Part IV, Item 15 of our Annual Report on Form 10-K for the year ended December 31, 2014, or our Annual Report, Notes 10 and 11 to our Condensed Consolidated Financial Statements in Part I, Item 1 of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, or our September 2015 Quarterly Report, and Item 1.01 of our Current Report on Form 8-K dated January 4, 2016, or our January 4 Form 8-K, which descriptions are incorporated herein by reference.

Our entering into the Management Agreements and the pooling of those agreements under the Pooling Agreement and the terms thereof, and the rebranding of the hotels to the Sonesta ES Suites® brand were approved by our Independent Trustees.

The foregoing descriptions of the Management Agreements and the Pooling Agreement are not complete and are subject to and qualified in their entirety by reference to the representative form of our existing pooled management agreements with Sonesta relating to limited service hotels, as amended, and to the copy of the Pooling Agreement, as amended, which were filed as Exhibit 10.10 to Amendment No. 2 to our Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2012, Exhibit 10.8 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and Exhibit 10.1 to our January 4 Form 8-K and are incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

The stockholders of Sonesta are Barry Portnoy and his son, Adam Portnoy, who are our Managing Trustees, and they also serve as directors of Sonesta.  Messrs. Barry and Adam Portnoy together indirectly own a controlling interest in The RMR Group Inc., or RMR Inc.  RMR Inc. is the managing member of The RMR Group LLC (f/k/a Reit Management & Research LLC), or RMR LLC.  RMR LLC provides both business and property management services to us under a business management agreement and a property management agreement and provides services to other companies, including Sonesta.  Messrs. Barry and Adam Portnoy are officers and employees of RMR LLC and are directors and officers of RMR Inc.  Each of our executive officers is also an officer of RMR LLC, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  The president and chief executive officer of Sonesta is also an officer of RMR LLC.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR LLC provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  In addition, certain officers of RMR LLC serve as officers of those companies.  We own shares of class A common stock of RMR Inc., representing 8.1% of the outstanding economic equity interests and less than 1.0% of the outstanding voting equity interests of RMR Inc.

For further information about these and other relationships and related person transactions, please see our Annual Report, our definitive Proxy Statement for our 2015 Annual Meeting of Shareholders, or our Proxy Statement, our September 2015 Quarterly Report and our other filings with the Securities and Exchange Commission, or the SEC, including Note 9 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement, Note 10 to the Condensed Consolidated Financial Statements included in our September 2015 Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” in our September 2015 Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these transactions and relationships.  Our filings with the SEC, including our Annual Report, our Proxy Statement and our September 2015 Quarterly Report are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Base Indenture is incorporated into this Item 2.03 by reference.

Item 9.01. Exhibits.

(d)           Exhibits.

4.1	Indenture, dated as of February 3, 2016, between Hospitality Properties Trust and U.S. Bank National Association. (Filed herewith.)

4.2

First Supplemental Indenture, dated as of February 3, 2016, between Hospitality Properties Trust and U.S. Bank National Association, relating to its 4.25% Senior Notes due 2021, including form thereof.. (Filed herewith.)

4.3

Second Supplemental Indenture, dated as of February 3, 2016, between the Company and U.S. Bank National Association, relating to its 5.25% Senior Notes due 2026, including form thereof. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Dated: February 4, 2016